EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower High Yield Bond Fund
Institutional Class Ticker: MXFRX
Investor Class Ticker: MXHYX
(the “Fund”)
Supplement dated December 19, 2025, to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) for the Fund, dated April 30, 2025, as supplemented
At an in-person meeting held on December 10-11, 2025, the Board of Directors of Empower Funds approved the following changes to the Fund’s management fee, expense limit and sub-advisory fee, which will become effective on January 1, 2026 (the “Effective Date”):
	Fees Prior to the Effective Date	Fees as of the Effective Date
Management Fee	0.60% of the average daily net assets on assets up to $1 billion, 0.55% of the average daily net assets on assets over $1 billion, and 0.50% of the average daily net assets on assets over $2 billion	0.55% of the average daily net assets on assets up to $1 billion, 0.50% of the average daily net assets on assets over $1 billion, and 0.45% of the average daily net assets on assets over $2 billion
Expense Limit	0.63% of the average daily net assets	0.58% of the average daily net assets
Sub-Advisory Fee	0.35% of the average daily net assets on all assets	0.29% of the average daily net assets on assets up to $1 billion and 0.25% of the average daily net assets on assets over $1 billion
As of the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the annual fund operating expenses table in the “Fees and Expenses of the Fund” section is hereby deleted in its entirety and replaced with the following table:
	Institutional Class	Investor Class
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	0.45%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	0.10%
Total Annual Fund Operating Expenses	0.61%	1.00%
Fee Waiver and Expense Reimbursement[1]	0.03%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.58%	0.93%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.58% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2026, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the expense example table in the “Example” section is hereby deleted in its entirety and replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$192	$337	$759
Investor Class	$95	$311	$546	$1,218
Under the “Management and Organization” header of the Prospectus, the first paragraph in the “Advisory Fees” section is hereby deleted in its entirety and replaced with the following:
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion dollars, 0.50% of the average daily net assets over $1 billion and 0.45% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.58% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2026, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Under the “Investment Advisory and Other Services” header in the “Management Fees” section of the SAI, the Fund’s management fee disclosed in the table is hereby deleted and replaced with the following:
Fund	Management Fee
Empower High Yield Bond Fund	0.55% of the average daily net assets on assets up to $1 billion, 0.50% of the average daily net assets on assets over $1 billion, and 0.45% of the average daily net assets on assets over $2 billion
Under the “Investment Advisory and Other Services” header in the “Expense Reimbursement Relating to Certain Funds” section of the SAI, the Fund’s expense limit disclosed in the table is hereby deleted and replaced with the following:
Fund	Expense Limit
Empower High Yield Bond Fund	0.58% of the average daily net assets
Under the “Portfolio Managers” header of the SAI, the last paragraph in the “Franklin Advisers, Inc. & Franklin Advisory Services, LLC” section is hereby deleted in its entirety and replaced with the following:
ECM is responsible for compensating Franklin Advisers, which receives monthly compensation for its services at the annual rates set forth below on net assets for the following Funds:
•0.29% of the average daily net assets on assets up to $1 billion and 0.25% of the average daily net assets on assets over $1 billion for the Empower High Yield Bond Fund; and
•0.10% of the average daily net assets on all assets for the Empower Short Duration Bond Fund.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2025, as supplemented.
Please keep this Supplement for future reference.